SCHEDULE OF INVESTMENTS

The Schedule(s) of Investments is attached herewith.

Ironwood Multi-Strategy Fund LLC

Schedule of Investments – July 31, 2022 (unaudited)

Ironwood Multi-Strategy Fund LLC (1)

	Cost	Fair Value	Percent of Net Assets

Investment in Ironwood Institutional Multi-Strategy Fund LLC	$2,139,519,343	$2,198,792,119	100.18%

Other assets, less liabilities		$(4,058,647)	(0.18%)

Net Assets		$2,194,733,472	100.00%

(1)	Invests substantially all of its assets in Ironwood Institutional Multi-Strategy Fund LLC (the “Master Fund”). The Master Fund’s Schedule of Investments is included below.

Ironwood Institutional Multi-Strategy Fund LLC

Consolidated Schedule of Investments

July 31, 2022

(Unaudited)

Description	First Acquisition Date	Number of Shares (1)	Cost	Fair Value	Percent of Net Assets	Next Available Redemption Date (2)	Liquidity (3)

Investment Funds

Relative Value:
Alphadyne Global Rates Fund II, Ltd.	7/1/2018	145,479	$147,000,000	$155,068,745	3.65%	9/30/2022	Quarterly (4)
Alphadyne International Fund, Ltd.	7/1/2019	13,489	16,000,000	16,922,327	0.40	9/30/2022	Quarterly (4)
D.E. Shaw Composite International Fund	1/1/2011	n/a	62,657,102	189,157,360	4.46	9/30/2022	Quarterly (5)
D.E. Shaw Lithic International Fund, L.P.	7/1/2022	n/a	45,000,000	44,280,000	1.04	8/31/2022	Monthly
D.E. Shaw Valence International Fund, LP	1/1/2015	n/a	30,859,296	88,936,508	2.09	9/30/2022	Quarterly (6)
Eisler Capital Multi Strategy Fund Ltd	7/1/2021	197,362	198,135,560	217,211,491	5.12	9/30/2022	Quarterly (4)
ExodusPoint Partners International Fund, Ltd.	6/1/2018	150,000	150,000,000	192,896,431	4.55	9/30/2022	Quarterly (7)
Kirkoswald Global Macro Fund Limited	5/1/2021	1,875,446	186,000,000	238,558,803	5.62	9/30/2022	Quarterly (4)
Millennium International, Ltd.	1/1/2011	185,877	164,072,870	355,909,256	8.39	9/30/2022	Quarterly (8)
Point72 Capital International, Ltd.	4/1/2022	1,790,000	179,000,000	183,682,471	4.33	9/30/2022	Quarterly (4)
Two Sigma Absolute Return Cayman Fund, Ltd.	2/1/2016	60,413	76,000,000	89,857,467	2.12	8/31/2022	Monthly
Two Sigma Spectrum Cayman Fund, Ltd.	6/1/2018	6,111	21,603,731	27,178,329	0.64	9/30/2022	Quarterly

Total Relative Value			1,276,328,559	1,799,659,188	42.41

Market Neutral and Hedged Equity:
Coatue Offshore Fund, Ltd.	3/1/2021	132,584	92,000,000	79,350,305	1.87	9/30/2022	Quarterly (4)
D1 Capital Partners Offshore LP	3/13/2020	n/a	153,000,000	240,730,010	5.67	9/30/2022	Quarterly (9)
Dragoneer Global Offshore Feeder II, LP	4/1/2020	n/a	109,951,781	85,627,701	2.02	6/30/2024	Semi-annually (10)
Holocene Advisors Offshore Fund Ltd.	4/1/2017	124,703	128,500,000	195,687,215	4.61	9/30/2022	Quarterly (11)
Polymer Asia (Cayman) Fund Ltd.	3/1/2022	144,000	144,000,000	143,595,606	3.39	3/31/2023	Quarterly (4)
Suvretta Offshore Fund, Ltd	3/1/2013	2,109	1,041,906	2,098,137	0.05	n/a	Other (12)
Suvretta Partners, LP*	1/1/2017	n/a	10,696,714	12,065,176	0.29	12/31/2022	Annually (13)
Tiger Global Crossover (Cayman) L.P.	11/16/2021	n/a	113,000,000	69,982,348	1.65	9/30/2022	Annually (14)
Woodline Offshore Fund Ltd.	8/1/2019	115,804	120,650,000	156,685,126	3.69	9/30/2022	Quarterly (4)
XN Exponent Offshore Fund LP	10/1/2020	n/a	89,716,092	84,602,394	1.99	9/30/2022	Annually (15)

Total Market Neutral and Hedged Equity			962,556,493	1,070,424,018	25.23

Ironwood Institutional Multi-Strategy Fund LLC

Consolidated Schedule of Investments (continued)

July 31, 2022

(Unaudited)

Description	First Acquisition Date	Number of Shares (1)	Cost	Fair Value	Percent of Net Assets	Next Available Redemption Date (2)	Liquidity (3)

Investment Funds (continued)

Event-Driven:
Elliott International Limited	1/1/2011	189,550	$238,589,420	$371,537,412	8.76%	6/30/2024	Semi-annually (16)
HG Vora Opportunistic Capital Fund (Cayman) LP	11/14/2019	n/a	36,600,000	48,146,787	1.13	n/a	Other (17)
HG Vora Special Opportunities Fund, LP*	4/1/2017	n/a	89,000,000	119,426,995	2.81	9/30/2022	Quarterly (4)
HG Vora Special Opportunities Fund, Ltd.	7/1/2013	81,631	128,937,764	167,078,539	3.94	9/30/2022	Quarterly (4)

Total Event-Driven			493,127,184	706,189,733	16.64

Distressed and Credit Securities:
Apollo Accord Offshore Fund V, L.P.	6/1/2022	n/a	13,146,510	12,632,692	0.30	n/a	Other (17)
Apollo Offshore Credit Strategies Fund Ltd.	3/1/2022	143,500	143,500,000	142,330,108	3.35	3/31/2023	Annually (18)
Cerberus Global NPL Feeder Fund, LP	1/11/2019	n/a	17,124,362	36,762,043	0.87	n/a	Other (17)
Cerberus Global NPL Fund AIV II S.C.A.**	1/1/2021	n/a	9,392,010	11,794,076	0.28	n/a	Other (17)
Cerberus Global NPL Fund AIV, L.L.C.*	12/3/2019	n/a	1,264,626	781,386	0.02	n/a	Other (17)
Cerberus International II, LP*	1/1/2021	n/a	45,570,659	60,257,644	1.42	12/31/2022	Semi-annually (19)
Cerberus International SPV, Ltd.	3/1/2012	23	33,658	63,414	0.00	n/a	Other (20)
Cerberus International, Ltd.***	2/1/2011	0.01	11,509	18,989	0.00	n/a	Other (20)

Total Distressed and Credit Securities			230,043,334	264,640,352	6.24

Total investments in Investment Funds			$2,962,055,570	$3,840,913,291	90.52%

Ironwood Institutional Multi-Strategy Fund LLC

Consolidated Schedule of Investments (continued)

July 31, 2022

(Unaudited)

Description	Number of Shares (1)	Cost	Fair Value	Percent of Net Assets

Short-Term Investments

Money Market Funds:
Fidelity Investments Money Market Government Portfolio (yield 1.49%)*(21)	53,768,887	$53,768,887	$53,768,887	1.27%
Goldman Sachs Financial Square Treasury Instruments Fund (yield 1.59%)*(21)	49,078,309	49,078,309	49,078,309	1.15
JPMorgan U.S. Government Money Market Fund (yield 1.73%)*(21)	49,087,263	49,087,263	49,087,263	1.16

Total Short-Term Investments		$151,934,459	$151,934,459	3.58%

Total Investments		$3,113,990,029	$3,992,847,750	94.10%

Other assets, less liabilities			250,217,841	5.90

Net assets			$4,243,065,591	100.00%

Ironwood Institutional Multi-Strategy Fund LLC

Consolidated Schedule of Investments (continued)

July 31, 2022

(Unaudited)

All investments are domiciled in the Cayman Islands except as noted.

*	Investment is domiciled in the United States.

**	Investment is domiciled in Luxembourg.

***	Investment is domiciled in the Bahamas.

Complete information about all of the investment funds’ underlying investments is not readily available.

(1)	Investments in investment funds may be composed of multiple share classes that may have different net asset values per share.

(2)

Investments in investment funds may be composed of multiple tranches. The Next Available Redemption Date relates to the earliest date after July 31, 2022 that a redemption from a tranche is available without a redemption fee.

(3)

Available frequency of redemptions without a redemption fee after initial lock-up period, if any. Different tranches may have different liquidity terms. Redemption notice periods range from 30 to 120 days. If applicable, lock-up periods range from 12 to 36 months. It is unknown when restrictions will lapse for any fund level gates, suspensions, term vehicles, or private investments.

(4)	Subject to a 25% quarterly investor level gate.

(5)	Subject to a 12.5% quarterly investor level gate.

(6)	Subject to an 8.33% quarterly investor level gate. If fund level redemptions are less than 8.33%, then the 8.33% investor level gate does not apply.

(7)

Approximately 81% of this investment is available for redemption quarterly, subject to a 25% investor level gate. The remaining 19% of this investment is available for redemption quarterly, subject to a 12.5% investor level gate.

(8)

Approximately 31% of this investment is available for redemption quarterly, subject to a 25% investor level gate. The remaining 69% of this investment is available for redemption quarterly, subject to a 5% investor level gate.

(9)

Approximately 25% of this investment is available for redemption quarterly, subject to a 12.5% investor level gate. Approximately 1% of this investment is earmarked for potential private investments. The earmarked balance is available for redemption quarterly, subject to a 12.5% investor level gate, only after the aforementioned non-earmarked balance has been fully redeemed. Approximately 74% of this investment is invested in private investments, which do not have set redemption timeframes.

(10)

Approximately 87% of this investment is available for redemption semi-annually, subject to a 16.67% investor level gate. The remaining 13% of this investment is invested in private investments, which do not have set redemption timeframes.

Ironwood Institutional Multi-Strategy Fund LLC

Consolidated Schedule of Investments (continued)

July 31, 2022

(Unaudited)

(11)

Approximately 86% of this investment is available for redemption quarterly, subject to a 25% investor level gate. The remaining 14% of this investment is available for redemption quarterly, is subject to a 12.5% investor level gate.

(12)	This investment is invested in private investments, which do not have set redemption timeframes.

(13)	Approximately 90% of this investment is available for redemption annually. The remaining 10% of this investment is invested in private investments, which do not have set redemption timeframes.

(14)

Approximately 55% of this investment is available for redemption annually, subject to a 25% investor level gate. The remaining 45% of this investment is invested in private investments, which do not have set redemption timeframes.

(15)

Approximately 57% of this investment is available for redemption annually, subject to a 25% investor level gate. The remaining 43% of this investment is invested in private investments, which do not have set redemption timeframes.

(16)

Approximately 81% of this investment is available for redemption semi-annually, subject to a 25% investor level gate. The remaining 19% of this investment is available for redemption semi-annually, subject to a 12.5% investor level gate.

(17)	The investment fund is a term vehicle and does not have a set redemption timeframe.

(18)

This investment is available for redemption annually. If the redemption request amount is 50% of this investment or less, the entire requested amount will be redeemed as of the annual redemption date. If the redemption request amount is greater than 50% of this investment, the requested redemption amount will be redeemed over four equal quarterly redemptions, the first of which takes place on the annual redemption date.

(19)	Subject to a 16.67% semi-annual investor level gate.

(20)	The investment fund does not have a set redemption timeframe but is a liquidating investment and making distributions as underlying investments are sold.

(21)	The rate shown is the annualized 7-day yield as of July 31, 2022.

NOTES TO SCHEDULE OF INVESTMENTS

Fair Value of Financial Instruments

Ironwood Multi-Strategy Fund LLC (the “Fund”) invests substantially all of its assets through a master-feeder structure in the Master Fund.

The Fund and the Master Fund are investment companies as described in Accounting Standards Codification (“ASC”) Topic 946, Financial Services-Investment Companies (“ASC 946”), which defines investment companies and prescribes specialized accounting and reporting requirements for investment companies. The Fund and the Master Fund follow the accounting and reporting guidance in ASC 946.

ASC Topic 820, Fair Value Measurements and Disclosures (“ASC 820”), provides for the use of net asset value (or its equivalent) as a practical expedient to estimate fair value of investments in investment funds, provided certain criteria are met. Accordingly, the Master Fund values its investments in investment funds at fair value, which is an amount equal to the sum of the Master Fund’s proportionate interests in the investment funds, as determined from financial information provided by the respective administrators or investment managers of the investment funds. These fair values represent the amounts the Master Fund would receive if it were able to liquidate its investments in the investment funds as of the measurement date, prior to any early withdrawal charges, if applicable. Some values received are estimates, subject to subsequent revision by the respective administrators or investment managers. Values received are generally net of management fees and incentive fees or allocations payable to the investment funds’ investment managers pursuant to the investment funds’ operating agreements. The investment funds value their underlying investments in accordance with policies established by each investment fund, as described in each of their financial statements or offering memoranda.

The investment funds hold positions in readily marketable investments and derivatives that are valued at quoted market values and/or less liquid non-marketable investments and derivatives that are valued at estimated fair value. The mix and concentration of more readily marketable investments and less liquid non-marketable investments varies across the investment funds based on various factors, including the nature of their investment strategy. The Master Fund’s investments in investment funds are subject to the terms and conditions of the respective operating agreements and offering memoranda.

Ironwood Capital Management (the “Adviser”) has designed ongoing due diligence processes with respect to investment funds, their administrators, and their investment managers. The Adviser assesses the quality of information provided and determines whether such information continues to be reliable or whether further investigation is necessary. Such investigation, as applicable, may require the Adviser to forego its normal reliance on the value provided and to independently determine the fair value of the Master Fund’s interest in the investment fund.

The Adviser has designated a committee to oversee the valuation of the Master Fund’s investments (the “Valuation Committee”). The Valuation Committee is comprised of senior personnel, the majority of whom are separate from the Master Fund’s portfolio management team, and is responsible for developing written valuation policies and procedures, conducting periodic reviews of those policies and procedures, and evaluating the overall fairness and consistent application of the valuation policies and procedures. The Valuation Committee meets on a quarterly basis or more frequently as needed.

If no value is readily available from an investment fund or if a value supplied by an investment fund is deemed by the Valuation Committee not to be indicative of its fair value, the Valuation Committee would determine, in good faith, the fair value of the investment fund under procedures adopted by the Board and subject to Board oversight. Because of the inherent uncertainty of valuation, the fair values of the investment funds held by the Master Fund may differ significantly from the values that would have been used had a ready market for the investment funds been available. As of and for the quarter ended July 31, 2022, all investments in investment funds were valued using the values provided by the investment funds or their administrators.

Short-term investments consist of investments in money market funds. These investments are valued at their respective net asset value per share and are categorized as Level 1 in the fair value hierarchy, as defined in ASC 820.

In accordance with U.S. GAAP, investments in investment funds that are valued at net asset value as a practical expedient are not required to be included in the fair value hierarchy. All investments in investment funds were valued at their respective net asset value as of July 31, 2022, and are excluded from the fair value hierarchy.

As of July 31, 2022, less than 0.01% of the Master Fund’s net assets were invested in investment funds that do not have set redemption timeframes but are liquidating investments and making distributions as underlying investments are sold. Additionally, approximately 8.75% of the Master Fund’s net assets were invested in designated private investments maintained by the investment funds or in term vehicles, which do not have set redemption timeframes. The timing of when these investments will be liquidated is unknown.

As of July 31, 2022, the Master Fund had unfunded capital commitments to investment funds of $203,485,712.

The following is a summary of the investment strategies of the investment funds held by the Master Fund as of July 31, 2022.

Relative value strategies attempt to capture pricing anomalies between assets that for all economic purposes are identical. Relative value strategies capture these inefficiencies by utilizing a combination of assets including bonds, stocks, swaps, options, exchange traded funds, currencies, futures, etc. One such strategy is capital structure arbitrage which involves the purchase and short sale of different classes of securities of the same issuer where there is a relative mispricing between two classes of securities. An example of this strategy is the purchase of undervalued senior secured debt and the short sale of overvalued subordinated unsecured debt or common equity. Other examples of relative value strategies include fixed income arbitrage, relative value interest rates, convertible bond arbitrage, relative value energy, and quantitative strategies. Generally, investment funds within this strategy require a 30 to 90 day notice period to redeem at the next available redemption date.

Market neutral and hedged equity strategies involve the purchase of a stock or basket of stocks that is relatively underpriced as well as selling short a stock or basket of stocks that is relatively overpriced. Depending on the manager’s investment strategy, the determination of whether a stock is overpriced or underpriced can be made through fundamental analysis (a fundamental strategy) or by complex statistical models that examine numerous factors that affect the price of a stock (a quantitative strategy). The Adviser will utilize equity managers that target well-hedged and low net exposures and/or use a balanced approach to investing, i.e., they are short approximately the same dollar value of stocks they are long. Generally, investment funds within this strategy require a 45 to 90 day notice period to redeem at the next available redemption date.

Event-driven strategies involve the assessment of how, when, and if specific transactions will be completed and the effect on corporations and financial assets. A common event-driven strategy is merger arbitrage (also called risk arbitrage). This involves the purchase of the stock of a target company involved in a potential merger and, in the case of a stock-for-stock offer, the short sale of the stock of the acquiring company. The target company’s stock would typically trade at a discount to the offer price due to the uncertainty of the completion of the transaction. The positions may be reversed if the manager feels the acquisition may not close. This strategy aims to capture the spread between the value of the security at the close of the transaction and its discounted value at the time of purchase. Other examples of event-driven strategies and opportunities include corporate restructurings, spin-offs, operational turnarounds, activism, asset sales, and liquidations. Generally, investment funds within this strategy require a 60 to 90 day notice period to redeem at the next available redemption date.

Distressed strategies involve the purchase or short sale of debt or equity securities of issuers experiencing financial distress. These securities may be attractive because of the market’s inaccurate assessment of the issuer’s future potential or the values and timing of recoveries. Managers may obtain voting rights or control blocks and actively participate in the bankruptcy or reorganization process while other investors may remain passive investors. Examples of distressed securities trades include bankruptcies, liquidations, post-restructured equities, structured credit, and balance sheet restructurings. Credit strategies involve a variety of strategies intended to exploit inefficiencies in the high-yield and related credit markets. Generally, investment funds within these strategies require a 90 to 120 day notice period to redeem at the next available redemption date.